consistency builds value

David Taber - President & Chief Executive Officer

Forward-Looking Statements

Investor Presentation – February 2007

Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and in reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

American River Bankshares

Company Overview

American River Bank

Bank of Amador

North Coast Bank

NASDAQ Symbol: AMRB

Market Capitalization: $136 million

Total Assets: $604 million

Number of Offices: 11 Full Service
1 Convenience

Number of Full-Time Equivalent Employees: 129

Headquarters: Rancho Cordova, CA
a Suburb of Sacramento

Founded: 1983

As of December 31, 2006

American River Bankshares

Company Overview

American River Bankshares Area Location Map


101
5
80
50
Sacramento
Santa Rosa
16
5
99
80
101
Jackson
88
49
San Francisco
Oakland
1 2 3 4 5 6 7 8 9 10 11

1 - 5 American River Bank

6 - 8 Bank of Amador

9 - 11 North Coast Bank

★ American River Bankshares

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- Diversified loan portfolio
- Excellent core deposit base
- Strong performance over time
- Strategic direction

Growth Opportunities in Flourishing Markets

Sacramento MSA Deposit Market Share


Wells Fargo 17%
U.S. Bank 12%
WaMu 9%
World Savings 9%
BofA 19%
American River Bank 1%

Total: $28 Billion

Source: FDIC SOD Report, 6/30/06

American River Bankshares

Growth Opportunities in Flourishing Markets

Sacramento…Transitioning from Town to City



Millions
2.5
2
1.5
1
0.5
0
1.809
1.867
1.925
1.975
2.015
2.042
2.076
2.103
2.134
2.167
2.200
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Population Growth

Source: Economy.com 4/06

Growth Opportunities in Flourishing Markets


Job Growth
Sacramento Region, Bay Area, California, and United States
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Sacramento Region
3.2%
3.4%
2.5%
1.8%
1.8%
1.4%
California
1.9%
1.7%
2.2%
1.6%
1.5%
1.6%
1.5%
1.1%
1.1%
1.1%
U.S.
1.5%
1.4%
1.4%
1.4%
1.3%
1.4%
1.5%
1.3%
1.6%
1.6%
1.8%
1.7%
1.2%
1.0%
Bay Area
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06

Sacramento Regional Research Institute, December 2006
Data Sources: Employment Development Department and Bureau of Labor Statistics
Notes: Sacramento Region includes Sacramento-Arden Arcade-Roseville and Yuba City MSAs.
Bay Area includes the Oakland-Fremont-Hayward MD, San Francisco-San Mateo-Redwood City MD, and San Jose-Sunnyvale-Santa Clara MSA.
Job growth reflects year-over-year Nonfarm employment growth rates.

American River Bankshares

Growth Opportunities in Flourishing Markets



Sacramento Region Employment
November 2001-2006
960,000
940,000
920,000
900,000
880,000
860,000
840,000
820,000
867,700
881,300
893,900
907,600
936,500
949,800
2001
2002
2003
2004
2005
2006

Sacramento Regional Research Institute, December 2006
Data Source: Employment Development Department
Note: Totals reflect Nonfarm employment.

American River Bankshares

Diversified Loan Portfolio

Total Loan Portfolio


Lease Financing
2%
Residential
Mortgage 2%
Ag
2%
Consumer
3%
Construction &
Land Dev. 23%
Commercial
22%
Commercial R/E
45%
Multi-Family R/E
1%

As of December 31, 2006

American River Bankshares

Diversified Loan Portfolio

Commercial R/E Portfolio

Owner/Investor


Commercial R/E 45%
Investor 50%
Owner Occupied 50%

Average Loan Sizes

Owner Occupied
$403,000

Investor
$661,000

As of December 31, 2006

Diversified Loan Portfolio

R/E Construction & Land Development Portfolio


Construction &
Land Dev.
23%
Construction
(1-4 Family Res)
30%
Land Acquisition &
Development
28%
Construction
(Comm Property)
16%
Construction Spec
(1-4 Family Res)
26%

As of December 31, 2006

American River Bankshares

Diversified Loan Portfolio

Solid Credit Quality



2002
2003
2004
2005
2006
Allowance for loan and lease losses
Nonperforming loans and leases
1.38%
1.48%
1.54%
1.53%
1.51%
0.09%
0.07%
0.07%
0.02%
0.02%

	2002	2003	2004	2005	2006
Net charge-offs to avg. loans and leases	0.03%	0.08%	0.08%	0.04%	0.03%

Excellent Core Deposit Base

Core Deposit Mix


Interest Checking
8%
Savings
7%
Time
27%
Money Market
25%
Noninterest Bearing
33%

Average non-interest checking account
$19,000

Average interest checking
$20,500

Average money market account
$91,000

As of December 31, 2006

American River Bankshares

Excellent Core Deposit Base

Top Industries

- **Non-Profits**
  - Faith-Based Organizations
  - Trade Associations
- **Professionals**
  - Doctors
  - Lawyers
  - Dentists
- **High Net Worth Individuals**
- **Building Related**
  - Contractors
  - Home Builders
  - Material Suppliers
  - Professional Support
- **Trustees**
- **Manufacturing**

American River Bankshares

Strong Performance Over Time

Snapshot

	Twelve Months Ended 12/31/05	12/31/06	% Change
Assets	$612.8 mil	$604.0 mil	(1.5%)
Net income	$9.2 mil	$9.1 mil	(1.3%)
Earnings per share (diluted)	$1.53	$1.53	--
Net interest income	$26.5 mil	$27.1 mil	2.3%
Total deposits	$500.7 mil	$493.9 mil	(1.4%)
Net loans	$365.6 mil	$383.0 mil	4.8%
ALL	1.53%	1.51%	--
Net interest margin (TE)	4.98%	5.03%	--

Strong Performance Over Time

Earnings



$1.53
$1.53
$1.13
$0.91
$0.95
$4.5 mil
$4.7 mil
$5.8 mil
$9.2 mil
$9.1 mil
2002
2003
2004
2005
2006
Net Income
Diluted EPS

American River Bankshares

Strong Performance Over Time

Income Statement*



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Net interest income
Noninterest expense
Net income
Noninterest income
2002
2003
2004
2005
2006

*Expressed as a percentage of Average Assets

American River Bankshares

Strong Performance Over Time

Leadership

American River Bankshares

David Taber, President and CEO
23 years in the banking industry

Mitchell Derenzo, Chief Financial Officer
20 years in the banking industry

Doug Tow, Chief Credit Officer
29 years in the banking industry

Kevin Bender, Chief Information Officer
22 years in the banking industry

Community Bank

Greg Patton, President of ARB
23 years in the banking industry

Ray Byrne, President of NCB
18 years in the banking industry

Larry Standing, President of BNKA
45 years in the banking industry

Strong Performance Over Time

Shareholder Value

- 92 consecutive profitable quarters
- 258,000 shares repurchased totaling $7.0 mil in 2006
- Cash dividends since 1992; quarterly since 1Q 2004
- Five-year compound annualized growth rate EPS of 13.3%*

*As of December 31, 2006

American River Bankshares

Strategic Direction

The Plan

- Emphasize business banking
- Low-cost core deposits
- Common sense real estate lending
- Niches that differentiate
  - ✓ Small Business: Sales $1 to $20 million
  - ✓ Faith-Based Organizations
  - ✓ Building Trades
  - ✓ Residential Construction
  - ✓ Commercial Real Estate

Strategic Direction

Corporate Culture

Highly Visible Community Philanthropy Program

- Award-winning employee volunteer program
- American River Bankshares Foundation

Engaged Employees

- Relationship Managers: all employees empowered to serve the client
- Career development and internal promotion
- Survey: 89% employee satisfaction rating
  - ✓ Team building events
  - ✓ Town Hall meetings align to strategic vision
  - ✓ Recognition program

Strategic Direction

Were we're going …

Organic Growth in markets we currently serve

- Continued emphasis on Business Banking

Opportunistic Fill-in

- South and West of Sacramento
- Merger experience with North Coast Bank and Bank of Amador

No de Novo Branches

- Expansive Courier System

Why is AMRB an Attractive Investment?

- Growth opportunities in flourishing markets
- Diversified loan portfolio
- Excellent core deposit base
- Strong performance over time
- Strategic direction

American River Bankshares